UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 21, 2010

 (Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                       Submission of Matters to a Vote of Security Holders.

On July 21, 2010, we held our annual meeting of shareholders in New York, New York.

The shareholders elected all of our nominees for director and ratified the appointment of PricewaterhouseCoopers, LLP as our independent accountants for the fiscal year ending March 31, 2011.

The results of the votes of shareholders on each matter set forth at the annual meeting are as follows:

1.  Election of Directors:

(a) Class III Director for a term expiring at the annual meeting of shareholders in 2011

	Number of Votes
	For	Withheld	Broker Non-Votes
Tatsumi Maeda	147,694,954	17,177,655	3,215,828

(b) Class I Directors for terms expiring at the annual meeting of shareholders meeting in 2013

	Number of Votes
	For	Withheld	Broker Non-Votes
Kazuo Inamori	141,732,539	23,140,070	3,215,828
David A. Decenzo	160,228,962	4,643,647	3,215,828
Tetsuo Kuba	143,401,332	21,471,277	3,215,828

2. Ratification of PricewaterhouseCoopers, LLP as our independent accountants for the fiscal year ending March 31, 2011:

Number of Votes
For	Against	Abstain	Broker Non-Votes
168,039,967	37,003	11,467	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 22, 2010

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Vice President,
Chief Financial Officer,
Treasurer and Secretary